EXHIBIT 32

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Nortel Networks Limited, a Canadian corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

This Amendment No. 1 to the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (“Amendment No. 1”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in Amendment No. 1 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 28, 2003	/s/ FRANK A. DUNN

Frank A. Dunn President and Chief Executive Officer

Dated: November 28, 2003	/s/ DOUGLAS C. BEATTY

Douglas C. Beatty Chief Financial Officer